1 NASDAQ Global Select: SWHC James Debney, President & CEO Jeffrey Buchanan, EVP, CFO December, 2011

Safe Harbor Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's markets and strategies, the Company's vision and mission, the opportunity for growth of the Company, the demand for the Company's products and services, the Company's future products or product development, anticipated sales and operating results for the Company, and the Company's financial and operational goals. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the success of the divestiture of the Company's Security Solutions business, and other risks detailed from time to time in the Company's reports filed with the SEC. 2

Highlights U.S. Market Leader: Handguns, Modern Sporting Rifles Q2 FY2012: Firearms sales growth: 10.5% Firearms unit growth 27% vs. market growth of 12.6% (Adjusted NICS) Diverse sales sources: Consumer Professional: International, Law Enforcement, Government, Military Innovative products Healthy Balance Sheet Solid, experienced management team 3 An iconic, 159-year-old American brand

Experienced Management Team James Debney, President & CEO 20+ years: multinational consumer and business-to- business environments including President of Presto Products Co., a $500 million business unit of Alcoa Consumer Products Jeffrey Buchanan, EVP & CFO 25+ years: private and public company experience in financial management and law: CFO for publicly traded, global manufacturing company, law firm partner, public company board member 4

Experienced Management Team 5 Mario Pasantes Sr. VP Marketing and Global Professional Sales Alcoa, Inc. Coca-Cola Pillsbury International Market Development Strong Global Brands Strategy Customer Development Mark Smith VP Manufacturing and Supply Chain Management Alvarez & Marsal Ecolab Multi-Site Ops Capacity Expansion MPS/MRP Systems S&OP Mgmt Inventory Mgmt Lean Six Sigma Ginger Chandler VP New Product Development Morton Int'l. YOMO Breed Technologies Design Engineer Product Development Manufacturing Mgmt Toyota Production Sys Clients: Alcoa, Dell, Meridian, Whirlpool Mike Brown VP Sporting Goods Sales Camfour, Inc. KPMG Multiple Leadership Roles in Hunting & Shooting Sports Industries Sales Strategy Team Development

Vision / Mission 6 Our Vision: The leading firearms manufacturer Our Mission: To allow our employees to design, produce, and market high quality, innovative firearms that meet the needs and desires of our consumer and professional customers

Heritage 159 years of rich history Iconic brand with 93% aided awareness Smith & Wesson(r) Brand = Revolver Strategy is a focus back on firearms Sale of Security Solutions Consumer versus professional markets M&P(tm) as a brand and a product platform: Pistols and modern sporting rifles Operations: Focus, simplify, execute 7 An iconic, 159-year-old American brand

*National Shooting Sports Foundation (NSSF) adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases, in order to provide a more accurate picture of market conditions. Adjusted NICS Checks* Reflects strength in consumer market for firearms (CHART) Black Friday 2011 - all time one day NICS high at 129,166 checks. Also 48% over last year Black Friday.

Industry: Handguns Driving Industry Growth Category growth of over 50% in the past 5 years driven by handguns Category growth of over 50% in the past 5 years driven by handguns Source: Federal Excise Tax collections, Wholesale Value *Long guns include all rifles, shotguns and muzzle loaders 9

Industry: Pistols Driving Handgun Growth U.S. handgun growth has been driven by pistols, which now represent 80% of the units sold now represent 80% of the units sold now represent 80% of the units sold Source: BATF annual firearms mfg and export report. USITC import data. 10

Industry: Pistols vs. Revolvers Pistols & revolvers have different strengths and weaknesses, but pistols win on self defense Pistols are attracting younger consumers into the handgun market Pistol advantages versus revolvers: Capacity Rate of fire High tech/cutting edge Modern shape Trigger pull Safety features Better for self-defense Revolver advantages versus pistols: Slightly better for beginners Easy maintenance Reliability Durability Source: 12/10 Strategic Platform and Extendibility Study 11

A Transformation 12 2005 2011

Innovative New Products 13 13

Firearms Growth Drivers



- ✓ Consumer Market – 1HFY12 Sales +17.0%
  - Concealed Carry, Personal Protection, Modern Sporting Rifles
  - Expand Market Share: Polymer Pistol Unit Growth of 69.6% (M&P™, BODYGUARD®, The Sigma Series®)
  - Robust New Product Pipeline: Governor, BODYGUARD, M&P Sport
  - Halo Effect from Professional Markets: Law Enforcement, Military

- ✓ Professional Market – 1HFY12 Sales -1.3%
  - Law Enforcement – ongoing sidearm and rifle replacements, upgrades
  - Federal Government – agencies can purchase on ATF Contract
  - Military – M9 pistol replacement & M4 bolt carrier assembly opportunities
  - International – large orders, e.g. Belgium

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SWHC: Financial Highlights (From Continuing Operations) 15 Fiscal Year April 30 Sales Q2FY12 Actual: Sales $92.3M (+10.5%) Backlog $149.9M Gross Profit Margin 26.7% Op. Expense $21.2M Working capital $84.3M Cash $49.2M Q3FY12 Guidance: Sales $92.0M - $96.0M Gross Profit Margin Approx. 30.0% Op. Expense Approx. $22.0M Full Fiscal 2012 Guidance: Sales $385.0M - $395.0M (+13.0%- 15.0%) Gross Margins Approaching 30% Op. Expense 21.0%-22.0% *FY2012 Estimate

Our Targeted Direction: Focus on Firearms 16 Grow sales Increase profitability Improve gross margins Expand manufacturing capacity intelligently Reduce expenses on a company-wide basis Maintain robust new product pipeline Leverage existing product portfolio Divest Security Solutions business (currently discontinued operations) Deliver enhanced value to our customers, employees, and shareholders

17 NASDAQ Global Select: SWHC December, 2011